                                                                   Exhibit 99.17


DEBTOR:  DQSB II, INC.                              CASE NUMBER:  01-10974 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached March Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.

 /s/ NICHOLAS J. DAVISON
 -----------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  DQSB II, INC.                              CASE NUMBER:  01-10974 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to March Monthly Operating Report

16-Apr-02                      Summary Of Bank And Investment Accounts                                Attachment 1
10:56 PM                                  DQSB II, Inc.
Summary                               Case No: 01-10974 (EIK)                                           UNAUDITED
DQSB II, Inc.                      For Month Of March, 2002

                                  Balances
                              ------------------------------        Receipts &           Bank
                                  Opening          Closing         Disbursements       Statements        Account
Account                       As Of 3/01/02    As Of 3/31/02        Included            Included        Reconciled
-------                       -------------    -------------       -------------       ----------       ----------
No Bank Or Investment                NA               NA                NA                  NA              NA
Accounts

16-Apr-02                            Receipts & Disbursements                          Attachment 2
10:58 PM                                 DQSB II, Inc.
Summary                              Case No: 01-10974 (EIK)
DQSB II, Inc.                        For Month Of March, 2002
Attach 2


              No Receipts Or Disbursements Due To No Bank Or Investment Accounts

16-Apr-02                   Concentration & Investment Account Statements              Attachment 3
10:57 PM                               DQSB II, Inc.
Summary                          Case No: 01-10974 (EIK)
DQSB II, Inc.                   For Month Of March, 2002
Attach 3

              No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 19-APR-02 08:27:45
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: MAR-02

currency USD
Company=60 (DELTA QUEEN SC II)

                                                    PTD-Actual
                                                    31-Mar-02
                                                  ---------------
Revenue
Gross Revenue                                               0.00
Allowances                                                  0.00
                                                  ---------------
Net Revenue                                                 0.00

Operating Expenses
Air                                                         0.00
Hotel                                                       0.00
Commissions                                                 0.00
Onboard Expenses                                            0.00
Passenger Expenses                                          0.00
Vessel Expenses                                             0.00
Layup/Drydock Expense                                       0.00
Vessel Insurance                                            0.00
                                                  ---------------
Total Operating Expenses                                    0.00
                                                  ---------------
Gross Profit                                                0.00

SG&A Expenses
General and Admin Expenses                                456.00
Sales & Marketing                                           0.00
Start-Up Costs                                              0.00
                                                  ---------------
Total SG&A Expenses                                       456.00
                                                  ---------------
EBITDA                                                   (456.00)

Depreciation                                                0.00
                                                  ---------------
Operating Income                                         (456.00)

Other Expense/(Income)
Interest Income                                             0.00
Equity in Earnings for Sub                             (8,739.44)
Reorganization expenses                                     0.00
                                                  ---------------
Total Other Expense/(Income)                            8,739.44
                                                  ---------------
Net Pretax Income/(Loss)                               (9,195.44)

Income Tax Expense                                          0.00
                                                  ---------------
Net Income/(Loss)                                      (9,195.44)
                                                  ===============

AMCV US SET OF BOOKS                                   Date: 18-APR-02 17:04:35
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: MAR-2

currency USD
Company=60 (DELTA QUEEN SC II)

                                              YTD-Actual     YTD-Actual
                                               31-Mar-02      22-Oct-01
                                             ------------   ------------
ASSETS

Cash and Equivalent                               0.00           0.00

Restricted Cash                                   0.00           0.00

Accounts Receivable                               0.00           0.00

Inventories                                       0.00           0.00

Prepaid Expenses                                  0.00           0.00

Other Current Assets                              0.00           0.00
                                            --------------------------
Total Current Assets                              0.00           0.00

Fixed Assets                                      0.00           0.00

Accumulated Depreciation                          0.00           0.00
                                            --------------------------
Net Fixed Assets                                  0.00           0.00

Net Goodwill                                      0.00           0.00

Intercompany Due To/From                    (21,817.32)    (21,361.32)

Net Deferred Financing Fees                       0.00           0.00

Net Investment in Subsidiaries              138,672.08     178,552.30
                                            --------------------------
Total Other Assets                          116,854.76     157,190.98
                                            --------------------------
Total Assets                                116,854.76     157,190.98
                                            ==========================

AMCV US SET OF BOOKS                                   Date: 18-APR-02 17:04:35
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: MAR-2

currency USD
Company=60 (DELTA QUEEN SC II)

                                             YTD-Actual     YTD-Actual
                                              31-Mar-02      22-Oct-01
                                            -----------    ------------
LIABILITIES

Accounts Payable                                  0.00           0.00

Accrued Liabilities                               0.00           0.00

Deposits                                          0.00           0.00
                                           ---------------------------
Total Current Liabilities                         0.00           0.00

Long Term Debt                                    0.00           0.00

Other Long Term Liabilities                  (4,904.83)     (4,904.83)
                                           ---------------------------
Total Liabilities                            (4,904.83)     (4,904.83)

OTHER

Liabilities Subject to Compromise                 0.00           0.00

                                           ---------------------------
Total Other                                       0.00           0.00

OWNER'S EQUITY

Common Stock                                      0.00           0.00

Add'l Paid In Capital                       600,000.00     600,000.00

Current Net Income (Loss)                   (24,780.55)   (181,334.98)

Retained Earnings                          (453,459.86)   (256,569.21)
                                           ---------------------------
Total Owner's Equity                        121,759.59     162,095.81

                                           ---------------------------
Total Liabilities & Equity                  116,854.76     157,190.98
                                           ===========================

DQSB II, INC.                                                             ATTACHMENT 6                         01-10974 (JCA)
                                                       Summary List of Due To/Due From Accounts
                                                         For the Month Ended March 31, 2002

                                                               BEGINNING                                           ENDING
AFFILIATE NAME                                  CASE ID #       BALANCE           DEBITS          CREDITS          BALANCE
American Classic Voyages Co.                    01-10954      (22,836.06)            -                 -         (22,836.06)
AMCV Cruise Operations, Inc.                    01-10967       (1,194.40)            -            456.00          (1,650.40)
Great AQ Steamboat, L.L.C.                      01-10960          919.60             -                 -             919.60
Great Pacific NW Cruise Line, L.L.C.            01-10977          339.49             -                 -             339.49
Great River Cruise Line, L.L.C.                 01-10963          367.05             -                 -             367.05
Great Ocean Cruise Line, L.L.C.                 01-10959          877.52             -                 -             877.52
Cape Cod Light, L.L.C.                          01-10962           82.74             -                 -              82.74
Cape May Light, L.L.C.                          01-10961           82.74             -                 -              82.74
                                                             --------------------------------------------------------------
                                                              (21,361.32)            -            456.00         (21,817.32)
                                                             ==============================================================

                                  DQSB II, Inc.
                                 01-10974 (EIK)

                            Accounts Receivable Aging
                              As of March 31, 2002

                                  Attachment 7

                                 Not Applicable

                                 DQSB II, Inc.
                                 01-10974 (EIK)

                             Accounts Payable Detail
                              As of March 31, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR:  DQSB II, INC.                              CASE NUMBER:  01-10974 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MARCH MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.